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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: AUGUST 23, 1996

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                              SYNC RESEARCH, INC.
             (Exact name of Registrant as specified in its charter)

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
         DELAWARE                 0-26952            33-0676350
      (State or other           (Commission       (I.R.S. Employer
      jurisdiction of
     incorporation or           File Number)       Identification
       organization)                                    No.)
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                                  7 STUDEBAKER
                            IRVINE, CALIFORNIA 92718
              (Address of principal executive offices) (Zip code)

                                 (714) 588-2070
              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

    Pursuant to the Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among Sync Research, Inc., a Delaware corporation ("Sync" or the "Registrant"), SR Acquisition Corp., a Delaware corporation ("Merger Sub") and wholly owned subsidiary of Sync, and TyLink Corporation, a Delaware corporation ("TyLink"), made as of June 27, 1996 and the Certificate of Merger (the "Merger Certificate"), filed with the Delaware Secretary of State on August 23, 1996, Merger Sub was merged with and into TyLink (the "Merger"). As a result of the Merger, TyLink has become a wholly owned subsidiary of Sync.

    At the time the Merger became effective on August 23, 1996 (the "Effective Time"), each share of Common and Series A Preferred Stock of TyLink outstanding immediately prior to the Effective Time was converted into and exchanged for
0.1575735711 shares of Common Stock of Sync, respectively. Each outstanding share of Series B Preferred Stock of TyLink outstanding immediately prior to the Effective Time was converted into and exchanged for a combination of $1.574294913 in cash and 0.0821296465 shares of Common Stock of Sync. The aggregate number of shares of Common Stock of Sync issued in accordance with the terms of the Reorganization Agreement upon such conversion and exchange was 2,780,000 shares (including shares of Common Stock of Sync issuable upon exercise of TyLink stock options assumed by Sync in the Merger). No fractional shares of Common Stock of Sync were issued in connection with such conversion and exchange. In lieu thereof, Sync paid to the holders of fractional shares an amount in cash (rounded to nearest whole cent) equal to such fractional share interest multiplied by $9.806250 (the average last sale price of a share of Common Stock of Sync for the ten trading days during the period beginning August 2, 1996 and ending on and including August 15, 1996).

    Under the terms of the Reorganization Agreement, a total of 235,680 shares of Common Stock of Sync issued as described in the preceding paragraph and a total of $400,000 in cash will be held in escrow for the purpose of securing the indemnification obligations of the stockholders of TyLink under the Reorganization Agreement. The escrow period shall terminate upon the earlier of April 30, 1997 or the date the audit of Sync's financial statements for the fiscal year ended December 31, 1996 has been completed and Sync has received a signed opinion from its independent auditors certifying such financial statements.

    The amount of consideration paid in connection with the Merger was determined in arms-length negotiations between officers of Sync and TyLink. The terms of the transaction were approved by the Boards of Directors of Sync, Merger Sub and TyLink and by the stockholders of Merger Sub and TyLink. The funds that Sync used to make the cash payment to the holders of Series B Preferred Stock of TyLink were derived from the proceeds of Sync's initial public offering, which was completed in November 1995.

    In connection with the Merger, all five of TyLink's executive officers and nine other TyLink employees entered into employment agreements with Sync whereby each such person will be employed by Sync at no less than his or her existing salary and benefit levels at TyLink for a period of no less than one to two years (depending on the person).

    The above-referenced officers and employees have also entered into non-competition agreements, under which they agreed not to engage during their respective employment periods in activities competitive with the business of TyLink or, in the case of all but certain non-executive officers, the business of Sync.

    Prior to the consummation of the Merger, there was no material relationship between TyLink and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

                                       1
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    It is currently impracticable for the Registrant to provide the financial statements required pursuant to Rule 3-05(b) of Regulation S-X. In accordance with Item 7(a)(4) of the instructions to Form 8-K, the Registrant will file such financial statements as soon as they are available, and in no event later than November 8, 1996.

    (b) PRO FORMA FINANCIAL INFORMATION.

    It is currently impracticable for the Registrant to provide the financial statements required pursuant to Article 11 of Regulation S-X. In accordance with Items 7(a)(4) and 7(b)(2) of the Instructions to Form 8-K, the Registrant will file such financial statements as soon as they are available, and in no event later than November 8, 1996.

(c) EXHIBITS.

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
     2.1(1) Agreement and Plan of Reorganization dated as of June 27,
              1996 among Registrant, SR Acquisition Corp. and TyLink
              Corporation.

     2.2 Certificate of Merger dated as of August 22, 1996 executed by SR Acquisition Corp. and TyLink Corporation, as filed with the Delaware Secretary of State on August 23, 1996.

     3.2(2) Amended and Restated Certificates of Incorporation of
              Registrant

     3.3(2) Bylaws of Registrant
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(1) Incorporated by reference from the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996 filed by the Company with the Commission on August 12, 1996.

(2) Incorporated by reference from the Company's Registration Statement on Form S-1, as amended (File No. 33-96910), filed with the Commission on September 14, 1995 and declared effective on November 9, 1995.

                                       2
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SYNC RESEARCH, INC.
                                          (Registrant)

Dated: September 6, 1996        By:            /s/ RONALD J. SCIOSCIA
                                     -----------------------------------------
                                                 Ronald J. Scioscia
                                           VICE PRESIDENT OF FINANCE AND
                                     ADMINISTRATION AND CHIEF FINANCIAL OFFICER
                                      (DULY AUTHORIZED AND PRINCIPAL FINANCIAL
                                         AND PRINCIPAL ACCOUNTING OFFICER)

                                      II-1
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                               INDEX TO EXHIBITS

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
EXHIBIT
  NO.                                EXHIBIT
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
  2.1(1)   Agreement and Plan of Reorganization dated as of June 27,
             1996 among Registrant, SR Acquisition Corp. and TyLink
             Corporation

  2.2      Certificate of Merger dated as of August 22, 1996 executed by SR Acquisition Corp. and TyLink Corporation as filed with the Delaware Secretary of State on August 23, 1996

  3.2(2)   Amended and Restated Certificate of Incorporation of
             Registrant

  3.3(2)   Bylaws of Registrant
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(1) Incorporated by reference from the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996 filed by the Company with the Commission on August 12, 1996.

(2) Incorporated by reference from the Company's Registration Statement (File No. 33-96910 on Form S-1 filed by the Company with the Commission on September 14, 1995 and declared effective November 9, 1995.